Exhibit 99.1

NEWS RELEASE

Sabre Holdings Reports First Quarter 2006 Financial Results

•                  1Q  2006 revenue of $700 million, up 20 percent year-over-year

•                  1Q  2006 diluted EPS (Adjusted) of $0.24

•                  1Q  2006 diluted EPS (GAAP) of $0.13

•                  1Q  2006 free cash flow of $85 million; cash flow from operations of $113 million

•                  Travelocity revenue and gross travel booked up 59 percent, year-over-year

Note: Analyst call today at 9:00 a.m. Central, at www.sabre-holdings.com/investor/index.html.

SOUTHLAKE, Texas, May 4, 2006 – Sabre Holdings Corporation (NYSE: TSG) today announced financial results for the first quarter of 2006.

The company reported revenue for the first quarter of $700 million, up 20 percent, year-over-year. Diluted earnings per share were $0.24 on an adjusted basis compared to $0.37 in the year ago quarter. On a GAAP basis, diluted earnings per share were $0.13 compared to $0.44 in the same period last year. As expected, the year-over-year comparisons include the impact from several factors including a prior year asset sale, seasonality in Travelocity’s lastminute.com business, and interest expense and amortization related to the acquisition of lastminute.com.

“We had a strong start to the year with first quarter earnings at the high end of our projections and revenue growth of 20 percent year-over-year,” said Sam Gilliland, Chairman and CEO, Sabre Holdings. “Across our portfolio, we have made significant progress toward this year’s operational objectives, including deepening our relationships with major airlines, hoteliers and marketing partners. We are optimistic about our growth prospects this year and beyond.”

SABRE HOLDINGS 1Q 2006

FINANCIAL HIGHLIGHTS

(Note: See attached schedules for full financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)

Revenue: First quarter revenue was $700 million, an increase of 20 percent from $582 million in the year-ago quarter.

Operating income: On an adjusted basis, operating income for the first quarter was $64 million, compared to $79 million in the year-ago quarter. Operating income on a GAAP basis was $38 million, compared to $71 million in 2005.

Net earnings:  For the first quarter, net earnings on an adjusted basis were $32 million, or $0.24 per share, compared to $49 million, or $0.37 per share in the first quarter of 2005. On a GAAP basis, first quarter net earnings were $17 million, or $0.13 per share on a diluted basis, compared to $58 million, or $0.44 per share on a diluted basis in the year-ago quarter.

Adjusted EBITDA:  For the first quarter, adjusted earnings before interest, taxes, depreciation, and amortization were $89 million.

Cash/Debt: The company balance sheet as of March 31, 2006 reflected cash and marketable securities of $359 million. Total debt at the end of the quarter was $1.2 billion, which included notes and bonds payable of $999 million, and a $156 million capital lease obligation.

SABRE HOLDINGS BUSINESS REVIEW

TRAVELOCITY

For the first quarter, Travelocity global gross travel booked was $2.5 billion, an increase of 59 percent year-over-year. Total global revenue for the quarter was $234 million, year-over-year growth of 59 percent.

On a geographic basis, gross travel booked and revenue for Travelocity included the following:

TRAVELOCITY	1Q06	1Q05	Y/Y Growth
Gross Travel Booked (millions)
North America (1)	$1,874	$1,515	24%
Europe (3)	$668	$82	NM
Total Gross Travel Booked	$2,542	$1,597	59%

Revenue (millions)
North America (1)	$167	$142	18	%(2)
Europe (3)	$67	$5	NM
Total Revenue	$234	$147	59%

(1)          Includes ZUJI results in Asia

(2)          Total transaction revenue growth was 21 percent in North America

(3)          Includes lastminute.com as of July 2005

Other Travelocity global metrics for the first quarter:

•                  Total air transaction revenue grew 24 percent

•                  Total non-air transaction revenue grew 90 percent

•                  Total packaging revenue grew 38 percent

•                  Packaging revenue as a percent of total transaction revenue was 23 percent

•                  Hotel room nights sold across the Travelocity network were 3.2 million, growth of 54 percent year-over-year

SABRE TRAVEL NETWORK

First quarter revenue from the Sabre Travel Network business was $449 million, an increase of 7 percent from $420 million in the year-ago quarter. Global transactions in the quarter were 94 million, growth of 2 percent year-over-year.

SABRE AIRLINE SOLUTIONS

First quarter revenue from Sabre Airline Solutions was $65 million, an increase of 3 percent from $63 million in the year-ago quarter.

RECENT BUSINESS HIGHLIGHTS

•                  Signed a new seven-year full content agreement with Delta Air Lines to distribute Delta fares through the Sabre Global Distribution System (GDS). Delta also signed a new marketing agreement with Travelocity including a participation agreement with Site59.

•                  Signed five-year full content agreements with United Airlines to distribute United fares through the Sabre GDS as well as Travelocity and Site59.

•                  Announced a long-term GDS subscriber agreement with priceline.com.

•                  Acquired TRAMS, Inc., a leading provider of mid- and back-office solutions and unique marketing services for travel agencies.

•                  Appointed Ian McCaig as Chief Executive Officer of lastminute.com, Travelocity’s European online travel and leisure group.

•                  Announced that Hilton Hotels Corporation was Travelocity’s newest supplier of net rate hotel content ensuring participating Hilton Family hotels were featured on Travelocity’s hotel, TotalTrip and Last Minute Packages shopping engines.

•                  Announced that Travelocity renewed and expanded its marketing partnership for two years with AOL and extended its agreement with Yahoo! for an additional year.

•                  Launched a proactive new customer alert system at Travelocity that goes beyond air alerts, looking for hotel or other issues that might impact travelers, and then giving them the option to make changes before their trip.

•                  Signed deals worth $2.5 million with Alitalia to supply the Italian flag carrier with Sabre’s revenue integrity products, as well as its consulting services, to potentially stem millions of dollars of revenue leakage each year.

•                  Completed a $400 million offering of 10-year senior unsecured notes. The notes will pay a coupon of 6.35% and were priced at a yield of 6.40%.

•                  Declared a quarterly cash dividend of $0.10 per share payable on May 25, 2006, to shareholders of record at the close of regular trading on the New York Stock Exchange on May 11, 2006.

SABRE HOLDINGS OUTLOOK

2Q 2006

For the second quarter of 2006, the company projects revenue to be in the range of $710 million to $740 million. Diluted earnings per share are projected to be in the range of $0.38 to $0.43 on an adjusted basis, and $0.25 to $0.30 on a GAAP basis.

Full-Year 2006

•                                          Year-over-year revenue growth of approximately 15 percent

•                                          Diluted earnings per share of $1.70 to $1.77 on an adjusted basis, and $1.19 to $1.26 on a GAAP basis

•                                          Adjusted EBITDA greater than $500 million, growth of more than 25 percent

•                                          GAAP net income of approximately $160 million

•                                          Free cash flow greater than $300 million and cash flow from operations greater than $425 million

About Sabre Holdings

Sabre Holdings connects people with the world’s greatest travel possibilities by retailing travel products and providing distribution and technology solutions for the travel industry. Sabre Holdings supports travelers, travel agents, corporations, government agencies and travel suppliers through its companies: Travelocity, Sabre Travel Network and Sabre Airline Solutions. Headquartered in Southlake, Texas, the company has approximately 9,000 employees in 45 countries. Full-year 2005 revenues totaled $2.5 billion. Sabre Holdings, an S&P 500 company, is traded on the NYSE under the symbol TSG. More information is available at http://www.sabre-holdings.com.

Statements in this release which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to Sabre Holdings Corporation revenues being subject to adverse changes to our travel supplier relationships and potential substantial decreases in travel transaction volumes. Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-K with the Securities and Exchange Commission.

#              #              #

Media Contact:	Investor Relations Contact:
Michael Berman	Karen Fugate
Sabre Holdings	Sabre Holdings
682 605 2397	682 605 2343
michael.berman@sabre-holdings.com	karen.fugate@sabre-holdings.com

Financial Schedules to Follow

Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Unadjusted

(Unaudited - In millions except per share amounts)

	Three months ended March 31,
	2006	2005	Change*

Revenues
Sabre Travel Network	448.5	419.8	6.8%
Travelocity	234.4	147.1	59.4%
Sabre Airline Solutions	64.8	62.8	3.3%
Elimination of intersegment revenues	(47.6)	(47.8)	(0.4)%
Total revenues	700.2	581.9	20.3%

Operating expenses	662.3	510.7	29.7%

Operating income	37.9	71.2	(46.7)%

Other income (expense)
Interest income (expense) net	(15.8)	(3.2)	386.3%
Other, net	2.1	20.4	(89.7)%

Minority interest	2.5	0.8	226.4%

Income before provision for income taxes	26.7	89.2	(70.0)%

Provision for income taxes	9.9	31.5	(68.5)%

Net earnings	16.8	57.7	(70.9)%

Operating Margin	5.4%	12.2%

Earnings per share-basic	$0.13	$0.44

Earnings per share-diluted	$0.13	$0.44

Weighted average shares -basic	130.3	130.3
Weighted average shares -diluted	132.6	130.8

* Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Adjusted

(Unaudited - In millions except per share amounts)

	Three months ended March 31,
	2006	2005	Change*

Revenues
Sabre Travel Network	448.5	419.8	6.8%
Travelocity	234.4	147.1	59.4%
Sabre Airline Solutions	64.8	62.8	3.3%
Elimination of intersegment revenues	(47.6)	(47.8)	(0.4)%
Total revenues	700.2	581.9	20.3%

Operating expenses	635.8	502.5	26.5%

Operating income	64.4	79.4	(18.9)%

Other income (expense)
Interest income (expense) net	(15.8)	(3.2)	386.3%
Other, net	0.3	(0.2)	**

Minority interest	1.8	(0.4)	**

Income before provision for income taxes	50.7	75.6	(32.9)%

Provision for income taxes	18.5	26.8	(30.9)%

Net earnings	32.2	48.8	(34.0)%

Operating margin	9.2%	13.7%

Earnings per share- basic	$0.25	$0.37

Earnings per share- diluted	$0.24	$0.37

Weighted average shares -basic	130.3	130.3
Weighted average shares -diluted	132.6	130.8

* Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Reconciliation of Unadjusted Results to Adjusted Results

Three Months ended March 31, 2006

(Unaudited, in millions)

	Three months ended March 31,
	2006	2005	Change*

Unadjusted operating income	$37.9	$71.2	(46.7)%
Adjusting items:
Travelocity intangible amortization and stock compensation	$16.8	$2.5	584.7%
Travel Network intangible amortization and stock compensation	$7.8	$5.2	49.2%
Airline Solutions intangible amortization and stock compensation	$1.9	$0.6	235.1%

Adjusted operating income	$64.4	$79.4	(18.9)%

Unadjusted other income (loss) and minority interest	$(11.2)	$18.0	(162.4)%
Adjusting items:
Forfeitures related to adoption of FAS 123R	$(1.8)	$0.0	**
Realized gain on sale of Karavel investment	$0.0	$(20.6)	**
Impact of adjusting items on minority interests	$(0.7)	$(1.2)	(41.4)%

Adjusted income before provision for income taxes	$50.7	$75.6	(32.9)%

Unadjusted provision for income taxes	$9.9	$31.5	(68.5)%
Adjustments to taxes for adjusting items	$8.6	$(4.6)	**
Adjusted provision for income taxes	$18.5	$26.8	(30.9)%

Adjusted net earnings	$32.2	$48.8	(34.0)%

* Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Sabre Travel Network

Transactions Summary

(millions)

	1Q06	1Q05	% Change

Transactions	94.2	92.0	2.4%

Geographic
US	60.1	58.8	2.2%
International	34.1	33.2	2.8%
	94.2	92.0	2.4%

Channel
Traditional Agency	82.3	80.7	1.9%
Consumer on-line	12.0	11.3	5.9%
	94.2	92.0	2.4%

Air/Non-Air
Air	81.6	79.7	2.3%
Non-Air	12.7	12.3	3.1%
	94.2	92.0	2.4%

Note:  As of Q1 2005, we are counting as a transaction, any travel reservation that generates  a fee paid directly to us including, but not limited to the following:

traditional booking fees paid by suppliers, non-traditional transaction fees paid by suppliers,

transaction fees paid by travel agencies,

and transaction fees paid by corporations related to our online booking tool.

Updated historical quarterly transaction information available on

http://www.sabre-holdings.com/investor/highlights/statistics/historical.html

Sabre Holdings Corporation

Non-GAAP Financials Reconciliations*

($ in millions, except per share data)

Operating Income Reconciliations

Sabre Holdings

	1Q 2006	1Q 2005
GAAP Operating Income	$37.9	$71.2
GAAP Operating Margin	5.4%	12.2%

Add: amortization of intangibles	18.4	7.8
Add: stock compensation - employee stock options	4.5	0.5
Add: stock compensation - restricted stock and performance shares	3.6	—

Adjusted Operating Income	$64.4	$79.4
Adjusted Operating Margin	9.2%	13.7%

Net Earnings Reconciliation

	1Q 2006	1Q 2005

GAAP Net Earnings	$16.8	$57.7
Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	16.5	4.5
Less: forfeiture on adoption of FAS123R	(1.2)	—
Less: realized gain on sale of investment in Karavel	—	(13.4)

Adjusted Net Earnings	$32.2	$48.8

GAAP EPS	$0.13	$0.44
Adjusted EPS	$0.24	$0.37

Diluted share count	132.6	130.8	million

Adjusted EBITDA Reconciliation

	1Q 2006	1Q 2005

GAAP Net Earnings	$16.8	$57.7
Add: taxes	9.9	31.5
Add: interest expense (income), net	15.8	3.2
Less: other, net (including forfeiture on adoption of FAS123R)	(2.1)	—
Less: other, net (realized gain on sale of investment in Karavel)	—	(20.4)
Less: minority interest	(2.5)	(0.8)
Add: depreciation & amortization	43.1	27.1
Add: stock compensation	8.1	—

Adjusted EBITDA	$89.1	$98.3

Free Cash Flow Reconciliation

1Q 2006

Cash Provided by Operating Activities	$112.7

Less: capital expenditures	(27.6)

Free Cash Flow	$85.1

*Beginning in 2006, definitions of certain non-GAAP financial measures including Adjusted Operating Income, Adjusted Net Earnings and Adjusted EBITDA have been revised to adjust for all stock compensation expenses recognized in accordance with FAS 123R. As a result, 2006 non-GAAP financial measures may not be directly comparable to similarly titled financial measures for prior years. Definitions of 2006 and 2005 non-GAAP financial measures are available at http://www.sabreholdings.com/investor/index.html.

2006 Guidance

Net Earnings Reconciliation

	2Q 2006 Guidance		FY 2006 Guidance
	Low	High	Low	High

GAAP Net Earnings	$32.6	$39.2	$158.6	$167.9
Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	17.8	17.8	69.4	69.4
Less: other, net (including forfeiture on adoption of FAS123R)	—	—	(1.2)	(1.2)

Adjusted Net Earnings	$50.4	$57.0	$226.8	$236.2

GAAP EPS	$0.25	$0.30	$1.19	$1.26
Adjusted EPS	$0.38	$0.43	$1.70	$1.77

Diluted share count	132.6	million	133.3	million

Adjusted EBITDA Reconciliation

	FY 2006 Guidance
	Low	High

GAAP Net Earnings	$158.6	$167.9
Add: taxes	85.4	90.4
Add: interest expense (income), net	59.9	59.9
Less: other, net (including forfeiture on adoption of FAS123R)	(2.1)	(2.1)
Less: minority interest	(1.4)	(1.4)
Add: depreciation & amortization	184.9	184.9
Add: stock compensation	40.8	40.8

Adjusted EBITDA	$526.1	$540.5

	FY 2006 Guidance
	Low	High
Free Cash Flow Reconciliation

Cash Provided by Operating Activities	$425.0	$450.0

Less: capital expenditures	(125.0)	(115.0)

Free Cash Flow	$300.0	$335.0